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                                                                   EXHIBIT 99.2


                        MONTHLY CERTIFICATEHOLDERS' STATEMENT

                              J. C. PENNEY COMPANY, INC.

                          __________________________________

                             JCP MASTER CREDIT CARD TRUST

                          __________________________________

                           9.625% ASSET BACKED CERTIFICATES
                                       SERIES C
                                 CUSIP NO. 466115AC6

          Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated October 15, 1997, and as supplemented by the Series C Supplement dated as of April 9, 1990, as amended by Amendment No. 1 dated October 15, 1997, (as amended and supplemented, the "Pooling and Servicing Agreement") by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Funding Date of November 17, 1997, and with respect to the performance of the Trust during the month of October, 1997, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

     A.   Information Regarding the Current Monthly Distribution
          ______________________________________________________
          (Stated on the Basis of $1,000 Original Certificate Principal
          _____________________________________________________________
          Amount) for this Series.
          ________________________

          1.   The total amount of the distribution to
               Certificateholders per $1,000 original
               Certificate Principal amount..............   $          0.00

          2.   The amount of the distribution set
               forth in paragraph 1 above allocable to
               Certificate Principal, per $1,000
               original Certificate Principal
               amount....................................   $          0.00

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          3.   The amount of the distribution set forth
               in paragraph 1 above allocable to
               Certificate Interest, per $1,000
               original Certificate Principal
               amount....................................   $          0.00

     B.   Information Regarding the Funding Accounts (Stated
          __________________________________________________
          on the Basis of $1,000 Original Certificate
          ___________________________________________
          Principal Amount) for this Series.
          __________________________________

          1.   The total amount on deposit in the
               Principal Funding Account allocable to
               Certificate Principal per $1,000
               original Certificate Principal amount.....   $          0.00

          2.   The total amount on deposit in the
               Interest Funding Account allocable to
               Certificate Interest, per $1,000
               original Certificate amount...............   $         40.10

     C.   Information Regarding the Performance of the Trust.
          ___________________________________________________

          1.   Collection of Principal Receivables
               ___________________________________

               (a)  The aggregate amount of Collections of
                    Finance Charge Receivables processed
                    which were allocated in respect of the
                    Certificates of this Series.........    $    64,221,240

               (b)  The Discounted Percentage in respect
                    of the Collections of Principal
                    Receivables set forth in paragraph
                    1.(a) above.........................               0.00%

               (c)  The net amount of Collections of
                    Principal Receivables processed which
                    were allocated in respect of the
                    Certificates of this Series.........    $    64,221,240

          2.   Collection of Finance Charge Receivables
               ________________________________________

               (a)  The aggregate amount of Collections
                    of Finance Charge Receivables
                    processed which were allocated in
                    respect of the Certificates of this
                    Series.....................             $     6,238,496

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               (b)  The aggregate amount of Discount
                    Option Receivable Collections which
                    were allocated in respect of the
                    Certificates of this Series.........    $          0.00

               (c)  The aggregate amount of Collections
                    of Finance Charge Receivables
                    processed in respect of the
                    Certificates of other Series which
                    were allocated in respect of the
                    Certificates of this Series ........    $        99,000

               (d)  The net amount of Collections of
                    Finance Charge Receivables which
                    were allocated in respect of the
                    Certificates of this Series.........    $     6,337,496

          3.   Net Recoveries
               ______________

               The aggregate amount of Net Recoveries
               which were allocated in respect of the
               Certificates of this Series...............   $          0.00

          4.   Principal Receivables in the Trust
               __________________________________

               (a)  The aggregate amount of Principal
                    Receivables in the Trust as of the
                    end of the day on the last day of
                    such month (which reflects the
                    Principal Receivables represented
                    by the JCPR Amount and by the
                    Aggregate Investor Amount)..........    $ 1,650,843,900

               (b)  The amount of Principal Receivables
                    in the Trust represented by the
                    Aggregate Investor Amount as of
                    the end of the day on the last day
                    of such month.......................    $   725,000,000

               (c)  The Aggregate Investor Amount set
                    forth in paragraph 4(b) above as a
                    percentage of the aggregate amount
                    of Principal Receivables set forth
                    in paragraph 4(a) above.............              43.92%

               (d)  The Aggregate Investor Amount for
                    this Series as a percentage of the
                    aggregate amount of Principal
                    Receivables in the Trust as set
                    forth in paragraph 4(a) above.......              22.72%

          5.   Delinquent Balances
               ___________________

               The aggregate amount of outstanding
               balances in the Accounts in the Trust
               which were delinquent as of the end of
               the day on the last day of such month:

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                                                                 Aggregate
                                                                  Account
                                                                  Balance
                                                                  _______

               (a)     1 month:............................ $    74,695,682
               (b)     2 months:...........................      29,923,346
               (c)     3 months:...........................      21,346,118
               (d)     4 months:...........................      17,550,860
               (e)     5 months:...........................      10,186,870
               (f)     6 or more months:...................               0

                                                   Total:   $   153,702,876

          6.   Investor Default Amount
               _______________________

               The aggregate amount of the Investor
               Default Amount which was allocated in
               respect of the Certificates of this
               Series....................................   $     2,624,264

          7.   Investor Charge Offs;
               _____________________
               Reimbursement of Charge Offs
               ____________________________

               (a)  The aggregate amount of Investor
                    Charge Offs which was allocated
                    in respect of the Certificates of
                    this Series.........................    $          0.00

               (b)  The amount of the Investor Charge
                    Offs set forth in paragraph 7(a)
                    above, per $1,000 original
                    Certificate Principal amount
                    (which will have the effect of
                    reducing pro rata, the amount of
                    each Certificateholder's
                    investment) allocated to this
                    Series..............................    $          0.00

               (c)  The aggregate amount reimbursed
                    to the Trust in the current month
                    from drawings under the Letter of
                    Credit in respect of Investor
                    Charge Offs in prior months.........    $          0.00

               (d)  The amount set forth in paragraph
                    7(c) above, per $1,000 original
                    Certificate Principal amount
                    (which will have the effect of
                    increasing, pro rata, the amount
                    of each Certificateholder's
                    investment) allocated to this
                    Series..............................    $          0.00

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          8.   Investor Monthly Servicing Fee
               ______________________________

               The amount of the Investor Monthly
               Servicing Fee for this Series for the
               preceding Monthly Period payable by
               the Trust to the Servicer.................   $       234,375

          9.   Investor Monthly Facility Fee
               _____________________________

               The amount of the Investor Monthly
               Facility Fee for this Series for the
               preceding Monthly Period payable by the
               Trust to JCPR.............................   $       390,625

          10.  Available L/C Amount
               ____________________

               The Available L/C Amount as of the
               close of business on the Distribution
               Date specified above for this Series......   $    45,000,000

     D.   The Pool Factor.
          ________________

               The Pool Factor (which represents the
               ratio of the Adjusted Investor Amount
               for this Series as of the end of the
               last day of such month to the
               applicable Initial Investor Amount).
               (The amount of a Certificateholder's
               pro rata share of the Investor Amount
               can be determined by multiplying the
               original denomination of the Holder's
               Certificate by the Pool Factor)...........         1.0000000


                             J. C. PENNEY COMPANY, INC.,
                                     as Servicer

                              By:     /s/ M. Rich
                                  _______________________
                               Title: Credit Controller

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